Note 3 - Inventories (Details) - Components of Inventory (USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2013 Successor [Member]	Dec. 31, 2012 Predecessor [Member]
Inventory [Line Items]
Finished goods	$ 48,072	$ 58,360	$ 58,360	$ 46,820
Raw materials and supplies	29,736	29,870	29,870	27,657
Equipment	2,062	1,388	1,388	1,616
Total inventory, net	$ 79,870	$ 89,618	$ 89,618	$ 76,093